UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Donnelley Financial Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903	Donnelley Financial Solutions, Inc. Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on
May 17, 2023
For Stockholders of record as of March 20, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/DFIN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/DFIN
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 05, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/DFIN	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Donnelley Financial Solutions, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, May 17, 2023
Time: 1:30 PM, Central Time
Place: Annual meeting to be held live via the Internet — please visit www.proxydocs.com/DFIN for more details and to attend

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/DFIN

SEE REVERSE FOR FULL AGENDA

Donnelley Financial Solutions, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 4, 5 AND 6

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR

PROPOSAL

1.	To elect the nominees identified in this proxy statement for a one-year term as directors

1.01 Luis A. Aguilar

1.02 Richard L. Crandall

1.03 Charles D. Drucker

1.04 Juliet S. Ellis

1.05 Gary G. Greenfield

1.06 Jeffrey Jacobowitz

1.07 Daniel N. Leib

1.08 Lois M. Martin

1.09 Chandar Pattabhiram

2.	To approve, on an advisory basis, the Company’s executive compensation

3.	To approve, on an advisory basis, the Company’s frequency of executive compensation vote

4.	To vote to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm

5.	To approve the proposed Employee Stock Purchase Plan

6.	To approve the proposed amendment of the Company’s Amended and Restated Certificate of Incorporation to permit exculpation of officers

7.	To conduct any other business if properly raised